Exhibit 10.1

Certain identified information in this Exhibit 10.1 (indicated by “[***]”) has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is not material and is the type of information that the Company treats as private or confidential.

PURCHASE AGREEMENT

BY AND BETWEEN

WYOMING MACHINERY COMPANY dba ENERGY SOLUTIONS

AND

ATLAS ENERGY SOLUTIONS SHACKELFORD 1, LLC

This Purchase Agreement (this “Agreement”) is entered into on September 18, 2026 (the “Effective Date”) by and between Atlas Energy Solutions Shackelford 1, LLC, a Texas limited liability company (“Owner”) and Wyoming Machinery Company dba Energy Solutions, a corporation formed under the laws of Wyoming (“Contractor”) (each may be referred herein individually as “Party” and collectively as the “Parties”).

WHEREAS, Contractor is in the business of engineering, procuring, constructing commissioning, selling and servicing power generation products, including all necessary balance-of-plant equipment, as described in Exhibit A (the “Products”);

WHEREAS, Owner is developing power generation facilities to be located near [***], and other locations in the United States (the “Projects”);

WHEREAS, Owner and Contractor plan to enter into one or more EPC Agreement(s) (as further detailed herein) in connection with one or more Projects whereby Contractor will supply the Products detailed herein and will be responsible for the engineering, procurement, construction (including installation of all or a certain portion of the Products), start-up, testing and commissioning of such Projects;

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained therein and for other good and valuable consideration. the receipt and sufficiency of which hereby are acknowledged, Owner and Contractor agree as follows:

1. Term of Agreement

Unless extended by mutual written agreement of the Parties or terminated earlier in accordance with Section 5, the term of this Agreement shall commence on the Effective Date and continue with respect to each portion of the Products until the date on which (a) an EPC Agreement is entered into by the Parties which governs such portion of the Products, (b) with respect to any portion of the Products not governed by an EPC Agreement, Owner provides written notice to Contractor electing to take assignment of the underlying Product Subcontract applicable to such portion of the Products, and the rights thereunder (including warranties) and in such event, Contractor shall promptly effect such assignment to Owner (the “Term”), or (c) this Agreement is otherwise terminated for one of the reasons described in Section 5.1.

2. Process

2.1 From the Effective Date and for the Term, Contractor shall procure sufficient capacity and inventory from one or more manufacturers, vendors, or suppliers under one or more purchase orders, subcontracts, or other procurement agreements (each, a “Product Subcontract” and collectively, the “Product Subcontracts”) as required to deliver the Products set forth in Exhibit A, and Contractor shall make such Products available at the applicable Delivery Point identified in Exhibit B and Exhibit C in accordance with this Section 2.1 and the ready-to-ship dates specified in Exhibit C (the “RTS Dates”). Contractor shall (i) provide Owner with written procurement updates or reports no less than twice per week that provide Owner with information reasonably available to Contractor that is sufficient to assess the procurement status of the Products, substantially in a form mutually agreed by the Parties and subject to any confidentiality restrictions applicable to Contractor’s manufacturers, vendors, and suppliers, (ii) provide Owner with written notice promptly after Contractor receives written confirmation from the applicable Product Subcontractor of a firm ready-to-ship dates for any portion of the Products, which date shall thereafter become the RTS Date for such portion of the Products for all purposes herein; and (iii) provide Owner with written notice of any event that Contractor has actual knowledge of and reasonably believes is likely to cause a material delay to an applicable RTS Date, within twenty-four (24) hours after Contractor obtains such knowledge. Such notice shall include the material facts then know to Contractor concerning the nature and anticipated duration of the event and the Products reasonably expected to be affected, and Contractor may supplement the notice as additional material information becomes reasonably available. Contractor shall issue all purchase orders for all Products within seven (7) Business Days after the Effective Date.

2.2 At any time following the Effective Date and prior to shipment of the Products by Contractor, Owner may, in its sole discretion, direct Contractor to deliver the Products to a different project site other than the one identified in Exhibit B. For the avoidance of doubt, Contractor shall not be permitted to ship or deliver any portion of the Products to any of Owner’s project sites prior to the execution of an EPC Agreement governing such portion of the Products.

3. Purchase Price

Owner shall pay to Contractor for the Products and for all obligations specified herein an amount equal to Three Hundred Forty Million Four Hundred Eighty-Seven Thousand Four Hundred Ninety-Nine and 00/100 Dollars ($340,487,499.00) (the “Purchase Price”). Payment of the Purchase Price shall be made by Owner to Contractor in the amounts and times set forth in Exhibit D.

4. Intent to Enter into EPC Agreement

4.1 The Parties intend to negotiate and execute one or more agreements covering engineering, procurement and construction (each an, “EPC Agreement”) for one or more Projects. An EPC Agreement shall include customary terms and conditions governing the manufacturing and delivery of the Products and the engineering, procurement and construction services provided by Contractor, including but not limited terms related to transit and delivery, insurance, indemnification, standards of performance, testing and commissioning, performance guarantees, liens, subcontractors, warranties, delay liquidated damages, performance liquidated damages, taxes and duties, audit, intellectual property, hazardous materials, safety, retainage, title and risk of loss, termination and events of default, completion dates, performance security and excused delays (including force majeure). This Agreement is preliminary in nature, except for the procurement of the Products, and is not intended to be, nor shall it be construed as, a contract for the development of any Project. No such contract shall exist, if at all, unless and until Contractor and Owner (or its affiliate) execute an EPC Agreement. In the event the Parties enter into an EPC Agreement, then, solely with respect to the portion of the Products governed by such EPC Agreement (“Transferred Equipment”): (a) this Agreement will be superseded and replaced by such EPC Agreement; (b) all obligations and responsibilities of the Parties under this Agreement will be governed by and deemed to have been performed under such EPC Agreement; and (c) all amounts incurred by or paid to Contractor pursuant to this Agreement shall be included in and credited to the contract sum established in such EPC Agreement and any amounts then remaining to be paid for such Transferred Equipment shall be paid, as and when required by such EPC Agreement. For the avoidance of doubt, with respect to any Products that are not Transferred Equipment and are not governed by an EPC Agreement, the payment obligations set forth in Exhibit D shall continue in full force and effect unless otherwise agreed by the Parties in writing. Notwithstanding the foregoing, neither Party is obligated to enter into an EPC Agreement unless and until it agrees to do so in its sole and absolute discretion.

5. Termination

5.1 This Agreement shall terminate on the earlier to occur of:

(a)
by the mutual written agreement of the Parties;
(b)
by any Party, in the event the other Party engages in fraud, gross negligence, willful misconduct or intentional breach of this Agreement;
(c)
by any Party, upon the filing by or against the other Party of a petition or application for any proceeding relating to such Party as debtor under any bankruptcy or insolvency law of any jurisdiction;
(d)
automatically, upon (i) Contractor and Owner executing one or more EPC Agreements which cumulatively govern all portions of the Products, or (ii) with respect to any portion of the Products not governed by an EPC Agreement, Owner provides notice to Contractor pursuant to Section 1, notifying Contractor that Owner elects to take assignment of an underlying Product Subcontract applicable to such portion of the Products, and the rights thereunder (including warranties).
(e)
Upon assignment of any Product Subcontract and associated Products to Owner or any potential assignee under Section 11, except with respect to any and all obligations of Contractor under the applicable Product Subcontract in connection with events occurring prior to or as of the date of such assignment or any surviving obligations in connection with the Product Subcontract, Contractor shall have no further liability or obligation with respect to such assigned Products or Product Subcontract except to the extent arising from Contractor’s fraud, gross negligence, or willful misconduct occurring prior to such assignment.

(f)
Owner may terminate all or any portion of the Products for convenience upon not less than fourteen (14) days’ prior written notice to Contractor. After such termination, Owner shall owe Contractor the following costs (provided that there shall be no duplication of any costs owed by Owner): (i) all amounts then due to Contractor under this Agreement as of the date of termination; (ii) all cancelation costs incurred by Contractor in the close-out / termination of its Product Subcontracts, which may include non-cancellable costs, non-returnable costs, or otherwise committed costs to Product Subcontractors, including cancellation, restocking, transportation, storage, preservation, insurance, tax and financing costs directly resulting from such termination by Owner; and (iii) the reasonable internal costs, overhead and profit attributable to work performed by Contractor through the effective date of termination and any additional work required to be performed by Contractor as a result of such termination by Owner. Contractor shall submit all such costs for Owner’s review within sixty (60) days after the date of such termination by Owner. Contractor shall undertake commercially reasonable efforts to mitigate such costs, which shall include offsetting the net amounts actually received by Contractor, after deduction of reasonable and documented resale costs, from third parties in reselling the Products against amounts charged to Owner, but Contractor shall not be required to sell any Product for less than its commercially reasonable value or on terms that would cause Contractor to incur additional liability hereunder. Assignment or delivery of any terminated Products shall occur only after Contractor has received full payment of all applicable termination amounts and any required supplier consent. If Owner takes assignment of any Product Subcontracts, Owner shall not have any liability to Contractor for any cancelation or termination costs in connection with such subcontracts to the extent such costs are avoided as a result of the assignment. Amounts previously paid and properly allocable to the terminated portion of the Products shall be credited against the termination settlement. Contractor shall not be required to refund any previously paid amount except to the extent such amount exceeds the total termination settlement. Owner shall pay the termination settlement within thirty (30) days after receipt of Contractor’s invoice and reasonable supporting documentation demonstrating all costs in connection with such termination by Owner.

5.2 If the rights and obligations of Owner under this Agreement are assigned to a third party pursuant to Section 11 after the execution of an EPC Agreement applicable to such rights and obligations for any reason at any time prior to the end of the term of such EPC Agreement, Owner shall pay Contractor a one-time termination fee equal to [***] (“Termination Fee”) pro-rated with respect to such portion of the Products being assigned. For the avoidance of doubt, in no event shall Contractor be entitled to the Termination Fee unless the Parties have executed an EPC Agreement applicable to such portion of Products to which the rights and obligations have been assigned in accordance with Section 4.

5.3 Notwithstanding anything else contained in this Agreement, if Owner elects to terminate this Agreement as a result of Contractor’s fraud, gross negligence, willful misconduct or intentional breach of this Agreement, Owner may elect that (i) all amounts paid to Contractor shall be immediately refunded to Owner and Owner shall be entitled to seek all remedies it has at law or (ii) Owner may take assignment of the underlying Product Subcontract. Upon termination of this Agreement, such termination shall not affect: (i) Owner’s obligation to pay any amount accrued or payable under this Agreement, including any termination settlement payable under Section 5.1(f); (ii) either Party’s rights, remedies, liabilities, or claims arising before the effective date of termination; (iii) any obligations concerning the assignment, transfer, storage, or delivery of Products or Product Subcontracts following termination; or (iv) any provision that expressly or by its nature is intended to survive termination, including Sections 6, 8, 10, and 15. Section 6 shall survive termination for the term of the NDA (as defined below).

6. Confidentiality

The exchange of any information or documents between the Parties for purposes of this Agreement shall be governed by that certain Mutual Non-Disclosure Agreement entered into by and between the Parties and dated August 11, 2026 (“NDA”); provided that, notwithstanding the terms of the NDA, the Parties acknowledge and agree that Owner may disclose Confidential Information (as defined in the NDA) to potential assignees under Section 11 and its potential customers and lenders in connection with a Project or other projects utilizing the Products, provided that Owner shall require all such potential assignees and potential customers and lenders to treat such information with the degree of care necessary to ensure it remains confidential and in no case shall such information be treated with a lower degree of care to which the receiving party safeguards its own confidential information and records.

7. No Partnership

The Parties intend by this Agreement to establish the basis upon which they will cooperate, but on an independent basis. This Agreement does not constitute or create a joint venture, partnership, or any other similar arrangement between the Parties. Each Party is an independent company and neither Party is the agent of, nor has the authority to bind the other Party for any purpose. Neither Party shall bind the other Party or represent that it has the authority to do so.

8. Disclaimer of Liability

Except for losses resulting from either Party’s gross negligence, fraud or willful misconduct, notwithstanding anything to the contrary elsewhere in this Agreement, in no event shall either Party be liable to the other for, and each Party hereby waives, whether based in contract, in tort (including negligence and strict liability), under warranty, or otherwise: any special, indirect, incidental, or consequential loss or damage whatsoever; loss of profits or revenue or loss of use thereof; loss of opportunity; or claims of any customers of either Party, including those alleged to result from the failure to proceed with an EPC Agreement, except that in the case of a breach of Section 6, the non-breaching Party shall be entitled to seek specific performance and injunctive relief to prevent further breaches. Unless and until an EPC Agreement is entered into, executed and delivered by the Parties which governs a portion of the Products, neither Party shall have any obligation to the other Party with respect to the Products except as explicitly set forth in this Agreement.

9. Notices

Any notice, to be effective, shall be in writing, and shall be delivered to a Party at the applicable address set forth below by hand, registered, certified or express mail, or recognized national overnight delivery service:

To Contractor:
Wyoming Machinery Company dba Energy Solutions 1960 Dunlap Way Casper, WY 82601, USA Attention: [***] Email: [***]
To Owner:
Atlas Energy Solutions Inc. 5918 W. Courtyard Drive, Suite 500 Austin, Texas 78730, USA Attention: [***] Email: [***]

10. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, excluding its rules governing conflicts of law.

11. Assignment

Contractor may not assign this Agreement without the prior written consent of Owner. Owner may, with prior notice, freely assign this Agreement, in whole or in part, to (a) any of its affiliates, (b) any financier or lender for the purposes of collateral as part of financing for a Project or (c) any other third-party; provided that no such assignment or delegation shall release Owner from any obligation or liability under this Agreement unless Contractor expressly agrees to such release in writing. Any assignee, other than a financier or lender receiving only a collateral assignment before exercising its remedies, shall execute a written assumption of the assigned obligations.

12. Change Orders

Owner may reasonably direct changes to the Product specifications, direct Contractor to deliver the Products to an alternate project site in accordance with Section 2.2, or direct modification to the RTS Dates (each, a “Change”) and Contractor shall diligently and promptly implement such changes pursuant to a written change order signed by both Parties. In the event Owner directs a Change in accordance with this Section 12, Contractor shall be entitled to an adjustment in the Purchase Price equal to the reasonable and documented additional costs that Contractor incurs as a result of such Change.

13. Entire Agreement

This Agreement represents the entire understanding of the Parties with respect to the subject matter contained herein and supersedes all prior discussions, understandings and agreements between the Parties with respect thereto.

14. Counterparts

This Agreement may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement. This Agreement may be executed and delivered electronically, including through facsimile transmission, electronic mail in “portable document format” (“.pdf”) or through other electronically scanned format, including through use of an electronic process affixing an adopted electronic signature through a program such as DocuSign.

15. Dispute Resolution

15.1 As soon as reasonably practicable, and in any case within five (5) business days, after either Party becomes aware that any dispute has arisen or may arise, such Party shall notify the other Party of the relevant dispute in writing (“Dispute Notice”). Upon delivery of a Dispute Notice, the authorized executive management representatives from each Party shall attempt to resolve the dispute in good faith negotiations for a period of ten (10) business days from the date that the non-notifying Party receives the Dispute Notice (the “Negotiation Period”). All offers, promises, conduct, and statements, whether oral or written, made in the course of the Negotiation Period by any of the Parties, their agents, employees, experts and attorneys are confidential, privileged, and inadmissible for any purpose, including impeachment, in any litigation proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable, shall not be rendered inadmissible or non-disclosable as a result of its use in the negotiation. If the Parties are unable to amicably resolve any dispute within the Negotiation Period, either Party may refer the relevant dispute to litigation in accordance with Section 15.2 below.

15.2 The Parties agree that any suit, action or other legal proceeding by or against any Party with respect to or arising out of this Agreement shall be brought exclusively in the business courts of the State of Texas. By execution and delivery of this Agreement, each Party irrevocably and unconditionally consents and submits to the exclusive jurisdiction of such courts and waives any right it may have to assert the doctrine of forum non-convenience or similar doctrine or to object to venue with respect to any proceedings. The prevailing Party in any action or proceeding brought to enforce the terms of this Agreement or arising out of this Agreement may recover its reasonable costs and attorneys’ fees expended in connection with such an action or proceeding from the other Party. EACH PARTY HEREBY IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16. Exhibits

The Exhibits attached to this Agreement and incorporated herein by reference are as follows:

Exhibit A: Products
Exhibit B: Project Site Description
Exhibit C: Delivery Dates
Exhibit D: Purchase Price and Payment Schedule

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CONTRACTOR	OWNER
WYOMING MACHINERY COMPANY DBA ENERGY SOLUTIONS	ATLAS ENERGY SOLUTIONS SHACKELFORD 1, LLC

Signature:	/s/ Lukas Munsell	Signature:	/s/ John Turner
Name: Lukas Munsell		Name: John Turner
Title: Vice President		Title: President and CEO

EXHIBIT A

PRODUCTS

Item	Equipment Category	Qty.	Manufacturer / Model / Rating	Allocated Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	TOTAL PURCHASE PRICE			$340,487,499.00

EXHIBIT B

PROJECT SITE DESCRIPTION

[Intentionally omitted]

EXHIBIT C

DELIVERY DATES

[Intentionally omitted]

EXHIBIT D

PURCHASE PRICE AND PAYMENT SCHEDULE

Exhibit D - Schedule of Values - Payment
[***]	[***]	Allocated Price - Scheduled Value	[***]	[***]	[***]	[***]	[***]	10% Retainage Release Upon Completion of Obligations
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	$340,487,499	[***]	[***]	[***]	[***]	[***]	$34,048,750
[***]